 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2019

DOMO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38553	27-3687433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
772 East Utah Valley Drive
American Fork, UT 84003
(Address of principal executive offices)
Registrant’s telephone number, including area code: (801) 899-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.001 per share	DOMO	The Nasdaq Global Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note
On December 5, 2019, Domo, Inc. issued an earnings release announcing its financial results for the quarter ended October 31, 2019. A copy of the earnings release was furnished with a Current Report on Form 8-K filed on December 5, 2019 (the “Original 8-K”). This Amendment No. 1 on Form 8-K/A is being filed to amend Items 2.02 and 9.01 of the Original 8-K, solely for the purpose of correcting certain errors related to the information provided for the guidance for the full year ending January 31, 2020 for non-GAAP net loss per share, as described below.

Item 2.02. Results of Operations and Financial Condition.
On December 5, 2019, Domo, Inc. (the “Company”) issued an earnings release announcing its financial results for the quarter ended October 31, 2019 (the “Original Press Release”). The guidance for the full year ending January 31, 2020 for non-GAAP net loss per share was calculated using an incorrect estimate of weighted average shares outstanding. On December 6, 2019, the Company issued a corrected earnings release revising such information, as corrected (the “Corrected Press Release”). The corrections did not impact the Company’s GAAP financial statements or guidance.
A copy of the Corrected Press Release, which indicates the corrected guidance for non-GAAP net loss per share for the full year ending January 31, 2020 is furnished as Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A and is incorporated herein by reference. For convenience, the corrected guidance for non-GAAP net loss per share are also excerpted below (with the original guidance for non-GAAP net loss per share struck and the corrected guidance for non-GAAP net loss per share in bold type and underlined).
Non-GAAP net loss per share is expected to be between ~~$3.88~~ $3.85 and ~~$3.92~~ $3.89 based on 27.5 million weighted-average shares outstanding
The information on this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Corrected Press Release of Domo, Inc. dated December 6, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMO, INC.
Date: December 6, 2019	By:	/s/ Bruce Felt
Bruce Felt
Chief Financial Officer